UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                               FFLC BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                                 (352) 787-3311

                                                                  March 30, 2001


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of FFLC Bancorp, Inc. (the "Company") to be held on May 10, 2001, at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, at 2:00 p.m.

     As described in the enclosed Proxy Statement, the election of three directors and the ratification of the appointment of auditors for fiscal 2001 are scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of First Federal Savings Bank of Lake County (the "Bank"), the wholly-owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Bank during the fiscal year ended December 31, 2000, is contained in the 2000 Annual Report to Stockholders, which accompanies the Proxy Statement. Directors and officers of the Company, as well as representatives of the Company's independent auditors, will be present to respond to any questions which stockholders may have.

     The Board of Directors of the Company has determined that approval of the matters to be considered at the meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

     We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.


                                        Sincerely,

                                        /s/ Stephen T. Kurtz

                                        Stephen T. Kurtz
                                        President and Chief Executive Officer

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 10, 2001

                   -------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ( the "Annual Meeting") of FFLC Bancorp, Inc. (the "Company") will be held at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, on May 10, 2001, at 2:00 p.m. Eastern time.

     A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

     1.   The election of three directors for terms of three years, each;

     2. The ratification of the appointment of Hacker Johnson & Smith PA as independent auditors of the Company for the fiscal year ending December 31, 2001; and

     3. Such other matters as may properly come before the meeting, and at any adjournments thereof.

     Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 15, 2001, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 800 North Boulevard, West, Leesburg, Florida, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.


                                   By Order of the Board of Directors

                                   /s/ Sandra L. Rutschow

                                   Sandra L. Rutschow
                                   Secretary



Leesburg, Florida
March 30, 2001


     EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                                 (352) 787-3311

         --------------------------------------------------------------

                                 PROXY STATEMENT

         --------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 2001

         --------------------------------------------------------------


Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to stockholders of FFLC Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 10, 2001, at 2:00 p.m., Eastern time, at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, and at any adjournments thereof. The 2000 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended December 31, 2000, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 30, 2001.

     Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of each of the nominees for director named in this Proxy Statement and FOR the ratification of Hacker Johnson & Smith PA as independent auditors for the fiscal year ending December 31, 2001.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Householding of Proxy Statements

     The Securities and Exchange Commission recently adopted rules that permit companies to mail a single proxy statement to two or more shareholders sharing the same address--a practice known as "householding." Householding provides greater convenience to shareholders and saves the Company money by reducing excess printing costs. You may have been identified as living at the same address as another Company shareholder. If this is the case and unless the Company receives contrary instructions from you, we will continue to "household" your proxy statement and annual report for the reasons stated above.

     If you are a shareholder at a shared address to which a single copy of both the proxy statement and the annual report have been delivered, Registrar and Transfer Company, the Company's transfer agent, has undertaken to deliver a separate copy of this proxy statement and the annual report to you promptly upon written or oral request . If you are such a shareholder and you would like to receive your own copy of this proxy statement and the annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com, or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, and indicate that you are a shareholder at a shared address and would like an additional copy of each document.

     If, on the other hand, you are a multiple shareholder sharing an address and are receiving multiple copies of this proxy statement, please contact Registrar and Transfer Company at the phone number or address listed above and all shareholders at the shared address can request that only a single copy be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares and wish to receive a copy of this proxy, you will need to contact your broker and request that your broker send you a copy of the proxy statement and the annual report.

Voting Securities

     The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting, except as indicated below. There is no cumulative voting for the election of directors.

     The close of business on March 15, 2001, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date (exclusive of Treasury shares) was 3,534,590 shares.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote (after giving effect to the limitation described below, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

     As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, other matters shall be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or be a director of, the Company or any of its affiliates.

Participants in the Bank's ESOP

     If you participate in the First Federal Savings Bank of Lake County Employee Stock Ownership Plan, you will receive a voting authorization form that reflects all shares you may vote under this plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the trustee, but each participant in the ESOP may direct the trustee as to the manner in which shares of Company common stock allocated to each participant's account are to be voted. Allocated shares for which no voting instructions are received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions. The deadline for returning your voting instructions to the trustee is April 20, 2001.

Security Ownership of Certain Beneficial Owners

     Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of March 15, 2001.

                                                     Amount and Nature
                    Name and Address                   of Beneficial        Percent of
Title of Class      of Beneficial Owner                  Ownership            Class
--------------      -------------------              -----------------      ----------
Common Stock        First Federal Savings Bank of         321,209             9.09%
                    Lake County Employee Stock
                    Ownership Plan ("ESOP")(1)
                    800 North Boulevard, West
                    Leesburg, Florida  34748

Common Stock        First Manhattan Co. (2)               238,503             6.75%
                    437 Madison Avenue
                    New York, New York 10022

------------
(1) A committee of the Board of Directors has been appointed (the "ESOP Committee") to administer the ESOP, and the Bank of New York, an unaffiliated corporation, serves as trustee for the ESOP (the "ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. As of the record date, all shares of the Common Stock in the ESOP had been allocated.

(2) The information furnished is derived from a Schedule 13G filed by the First Manhattan Co. on February 7, 2001, and a Schedule 13D filed by First Manhattan Co. on October 29, 1996, as the general partner of First Save Associates, L.P.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board of Directors currently consists of eight directors and is divided into three classes. Each of the eight members of the Board of Directors of the Company also serves on the Board of Directors of First Federal Savings Bank of Lake County (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

     The names of the three nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of March 15, 2001. Management believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of all nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

     The following table sets forth, as of March 15, 2001, the names of the nominees, the continuing directors, and the named executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of the Record Date by each director and all directors and executive officers as a group as of the Record Date.

                                                                                      Shares of
                                                                    Expiration          Common         Ownership
           Name and Principal                                           of              Stock             as
         Occupation at Present                        Director       Term as         Beneficially    a Percent of
        and for Past Five Years              Age      Since(1)       Director         Owned(2)(6)        Class
----------------------------------------  --------- ------------ ----------------  ---------------- ---------------

Nominees:
Howard H. Hewitt                             63         2000           2001          23,196(3)(4)           *
   Mr. Hewitt is the President and CEO
   of Hewitt Contracting Company,
   Inc., a highway and heavy
   construction company which builds
   highways, bridges and utilities and
   is engaged in land development.

H.D. Robuck, Jr.                             53         1997           2001             47,154(4)           1.30%
  Mr. Robuck is a practicing attorney
  and the Chief Executive Officer of
  Romac Lumber Company, a Lake
  County based supplier of construction
  materials.

Stephen T. Kurtz                             47         1990           2001             99,810(5)           2.75%
  Mr. Kurtz was first employed by the
  Bank in 1978.  He became President
  and Chief Executive Officer in 1988.
  He also serves as a director of the
  Bank.

Continuing Directors:

James P. Logan                               52         1990           2002             47,740(4)           1.31%
  A director of the Bank. President and
  owner of Logan Sitework
  Contractors, Inc., a firm primarily
  involved in the residential
  construction industry.

Ted R. Ostrander, Jr.                        52         1995           2002               19,039(4)               *
  A director of the Bank. President of
  Lassiter-Ware, Inc., an insurance
  agency.

Joseph J. Junod                              64         1987           2003               33,674(4)               *
  A director of the Bank, Mr. Junod
  retired in 1991 as the general
  manager of Avesta Sheffield Pipe,
  Wildwood, Florida.

                                                                                      Shares of
                                                                    Expiration          Common         Ownership
           Name and Principal                                           of              Stock             as
         Occupation at Present                        Director       Term as         Beneficially    a Percent of
        and for Past Five Years              Age      Since(1)       Director         Owned(2)(6)        Class
----------------------------------------  --------- ------------ ----------------  ---------------- ---------------
Claron D. Wagner                             69         1987           2003             68,537(4)          1.89%
  A director of the Bank and President,
  Woody Wagner, Inc. Former partner
  in Wagner Construction Company.

Paul K. Mueller                              49         1993           2003            104,894(5)          2.89%
  Mr. Mueller was first employed by
  the Bank in 1979.  He became Senior
  Vice President and Treasurer of the
  Bank in 1985 and Executive Vice
  President in 1997.  He also serves as
  a director of the Bank.

Executive Officer
Who Is Not A Director

Sandra L. Rutschow                           61          -              -               32,943(5)          *
  Secretary and Vice President of the
  Bank and Secretary of the Company.

All directors and executive                                                               476,987         13.12%
officers as a group (nine persons)

-----------
*    Does not exceed 1.0% of the Company's Common Stock.
(1) Includes years of service as a director of the Company's predecessor, the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported.
(3) Includes 2,014 RRP shares awarded to Director Hewitt as a result of his election as a Director on June 1, 2000.
(4) Includes 20,138 options granted to each Outside Director, serving on January 4, 1994, under the FFLC Bancorp, Inc. 1993 Stock Option Plan for Outside Directors, all of which became immediately exercisable upon the date of grant (January 4, 1994), 2,368 options remaining (of 5,035 granted to) Director Ostrander on January 26, 1995 upon his election as a director, 5,035 options granted to Director Robuck on December 31, 1997, upon his election as a director and 5,035 options granted to Director Hewitt on June 1, 2000, upon his election as a director.
(5) Includes 13,000, 11,400, and 13,990 shares subject to options granted to Messrs. Kurtz, Mueller, and Mrs. Rutschow, respectively, which became exercisable January 4, 1995.
(6) Includes a total of 50,314 options granted to three outside directors under the FFLC Bancorp, Inc. 1993 Stock Option Plan for Outside Directors, which are currently exercisable and includes a total of 38,390 options granted under the FFLC Bancorp, Inc. 1993 Incentive Stock Option Plan to three executive officers which are currently exercisable.

Meetings of the Board of Directors and Committees of the Board of the Company

     The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2000. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2000. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     The Executive Committee consists of all members of the Board of Directors. The purpose of this Committee is to review matters pertaining to day-to-day operations, including review of operational policies and procedures and loan approval. During fiscal 2000, this Committee met on a weekly basis. This Committee met 47 times during fiscal 2000.

     The Audit Committee consists of three outside Directors of the Company, Messrs. Wagner (Chairman), Logan and Ostrander. This Committee meets with the Bank's independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held four meetings in fiscal 2000.

     The Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on February 15, 2001.

     In 2000, the Compensation Committee of the Company consisted of Directors Junod, Wagner, Logan, Ostrander, Robuck and Hewitt and is responsible for the 2001 Compensation Committee Report on Executive Compensation. The Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and the bonus program, when necessary. The Compensation Committee met three times during 2000.

Directors' Compensation

     Fees. Directors do not receive fees from the Company for services on the Company's Board. In 2000, the monthly retainer for service on the Board of Directors of the Bank was $600. Directors are paid additional fees of $200 per member for attendance at meetings of the Bank's Executive Committee held on days other than when the Board of Directors meets and $75 for Audit Committee Loan, Committee and Bylaws Committee meetings. Messrs. Kurtz and Mueller, officers of the Company, do not receive fees for serving as directors of the Company.

     1993 Stock Option Plan for Outside Directors. The Company maintains the FFLC Bancorp, Inc., 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan"). The Directors' Option Plan provides that each outside director serving on the Board of Directors as of the effective date of the plan and each subsequent outside director appointed or elected to the Board will be granted an option to purchase 5,035 shares of Company common stock. All options granted under the Directors' Option Plan expire upon the earlier of 20 years following the date of grant or one year following the date the optionee ceases to be a Director for any reason other than removal for cause. Mr. Hewitt became an outside director on May 25, 2000 and was granted a non-statutory option to purchase 5,035 shares of Company common stock on June 1, 2000 with an exercise price of $12.5625. Mr. Hewitt's option is fully vested.

     Recognition and Retention Plan for Outside Directors. The Bank maintains the First Federal Savings Bank of Lake County Recognition and Retention Plan for Outside Directors (the "Directors' RRP"). The Directors' RRP provides that each outside director serving on the Board as of the effective date of the plan and each subsequent outside director will receive a stock award for 2,014 shares of restricted Company common stock (if available under the plan). The Awards vest in three equal annual installments commencing 15 months after the effective date of the award. Awards are nontransferable and nonassignable. Mr. Hewitt became an outside director on May 25, 2000 and was awarded 2,014 shares of restricted Company common stock on June 1, 2000.

Executive Compensation

     The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of that requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     The Compensation Committee is made up of all outside directors of the Company and is responsible for determining annual compensation levels for the Chief Executive Officer, the Executive Vice President and Treasurer and the Senior Vice Presidents. The Compensation Committee also is responsible for determining the amount contributed to the Bank's bonus plan, which is distributed to all full-time employees who have completed at least one year of service.

     The Compensation Committee generally meets three times each year. In December, the Compensation Committee reviews management recommendations for officer compensation. The Compensation Committee determines salary levels after reviewing published surveys of compensation paid to executives performing similar duties with institutions of comparable asset size and geographic location. Specifically, the Committee utilizes the salary survey of the Florida Bankers Association, the survey of America's Community Bankers and the SNL Executive Compensation Review. In addition, the Compensation Committee considers available executive compensation data of other local, publicly traded financial institutions. In making those compensation decisions, the Compensation Committee also considers the earnings and condition of the Bank, the contribution of each executive officer to the success of the Bank and the results of any supervisory examination of the Bank. At the meeting held on December 21, 2000, and, based upon the criteria listed above, the Compensation Committee increased the salary of Stephen T. Kurtz, the President and Chief Executive Officer, from $156,750 to $180,000, an increase of 15%. At that same meeting, the salary of Paul K. Mueller, Executive Vice President and Treasurer was increased from $132,840 to $146,000, an increase of 10%.

     The Compensation Committee also meets in June and in November to consider funding of the Bank's bonus plan. The bonus plan is generally funded based upon the overall profitability of the Bank with bonus plan distributions made in June and December. All full-time personnel with at least one year of service are eligible to participate in the bonus plan. Distribution of funds to employees under the bonus plan is based upon salary and length of service.

                      Compensation Committee of the Company

                                 Joseph J. Junod
                                Claron D. Wagner
                                 James P. Logan
                              Ted R. Ostrander, Jr.
                                H.D. Robuck, Jr.
                                Howard H. Hewitt

     Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the Nasdaq National Market and Nasdaq Savings Institution Stocks for the period beginning on December 31, 1995 through December 31, 2000.

--------------------------------------------------------------------------------
                               FFLC Bancorp, Inc.
--------------------------------------------------------------------------------

                            Total Return Performance

                                                  Period Ending
                       -----------------------------------------------------------------
Index                  12/31/95    12/31/96    12/31/97   12/31/98   12/31/99   12/31/00
----------------------------------------------------------------------------------------
FFLC Bancorp, Inc.      100.00      117.10      201.04     153.12     147.35     148.38
NASDAQ - Total US*      100.00      123.04      150.69     212.51     394.92     237.62
NASDAQ BAnk Index       100.00      132.04      221.06     219.64     211.14     241.08
SNL OTC Bank INdex      100.00      132.08      228.14     235.45     226.21     261.15

     Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended December 31, 2000, 1999 and 1998, to the Chief Executive Officer and to the Executive Vice President and Treasurer , who were the only executive officers to receive compensation in salary and bonus in excess of $100,000 in the fiscal year ended December 31, 2000.

                               Annual Compensation
                        --------------------------------

                                                                           All Other
      Name and Principal                                                  Compensation
           Position                Year       Salary ($)     Bonus ($)       (1)(2)
-------------------------------  --------    -----------    -----------   -------------
Stephen T. Kurtz                   2000       $156,755        $28,140      $ 34,637
   President, Chief Executive      1999        142,506         23,132        33,207
   Officer and Director            1998        132,006         21,067        24,199
Paul K. Mueller                    2000       $132,855        $21,021       $29,884
   Executive Vice President,       1999        123,016         20,238        29,057
   Treasurer and Director          1998        116,005         19,534        21,527

-------------
(1) Includes employer matching contributions under the 401(k) Plan of $3,135 and $2,657 for Messrs. Kurtz and Mueller.
(2) Includes $31,502 and $27,227 which represents the value of allocations made under the Bank's ESOP for Messrs. Kurtz and Mueller, respectively.

     Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. Stephen T. Kurtz and Mr. Paul K. Mueller. The employment agreements provide for a three-year term of employment that extends on a daily basis until either the executive, the Bank or the Company provides written notice of non-renewal, at which time the term of the agreements becomes fixed at three years. Under the employment agreements, the base salary for each executive is reviewed annually by the Board of Directors of the Bank. For 2001, the annual base salary for Mr. Kurtz and Mr. Mueller is $180,000 and $146,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel.

     The employment agreements provide for termination by the Company and the Bank for cause, as defined in the employment agreements, at any time. If the Company or the Bank chooses to terminate the Mr. Kurtz's or Mr. Mueller's employment for reasons other than for cause, or if Mr. Kurtz or Mr. Mueller resigns from the Company or the Bank after specified circumstances that would constitute constructive termination, then the executive or, if he dies, his beneficiary, would be entitled to receive a sum equal to the remaining payments due on the agreement, including base salary, bonuses and contributions that would have been made on executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of his employment agreement. The Company would also continue and/or pay for executive's life, medical, dental and disability coverage for the remaining term of the employment agreement. The employment agreements restrict Mr. Kurtz's and Mr. Mueller's right to compete against the Bank or the Company for a period of one year from the date of termination of the agreement if executive's employment is terminated without cause, except if termination follows a change in control.

     Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the agreements), executive or, in the event of his death, executive's beneficiary would be entitled to a severance payment or liquidated damages, or both, in a sum equal to three times the average of the three preceding taxable years' "annual compensation" (as defined in the agreements). The Bank or the Company would also continue the executive's life, medical, dental and long-term disability coverage for thirty-six months. Even though both the Bank and Company employment agreements provide for a severance payment if a change in control occurs, the executives would not receive duplicative payments or benefits under the agreements.

     The maximum present value of the severance benefits under the employment agreement's is 2.99 times executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The agreements also provide for continued coverage under the Bank's life, medical, dental and long-term disability programs for a 36-month period following a change in control.

     All reasonable costs and legal fees paid or incurred by the executives under any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify Mr. Kurtz and Mr. Mueller to the fullest extent legally allowable.

     The following table provides certain information with respect to the number of shares of Common Stock acquired on exercise of stock options and the value realized thereon and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock as of the end of the fiscal year on December 31, 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                       Number of Securities
                                                      Underlying Unexercised
                        Shares                      Options at Fiscal Year End   Value of Unexercised In-the-Money
                      Acquired on        Value                  (#)              Options at Fiscal Year End ($)(1)
       Name          Exercise (#)     Realized ($)   Exercisable/Unexercisable       Exercisable/Unexercisable
----------------     ------------     ------------  --------------------------   ---------------------------------
Stephen T. Kurtz        6,500           49,562            13,000 / 0                     $114,562 / 0
Paul K. Mueller         2,200           19,387            11,400 / 0                     $100,462 / 0

------------

(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2000, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the exercise price.

Compliance with Section 16 of the Exchange Act

     Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that Director Hewitt was 15 days late in filing a Form 3 upon his election as a director and Director Logan filed two late Forms 4 for February and March purchases on April 10 and April 20, 2000.

Transactions with Related Persons

     Federal regulations generally require that loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

     Except as hereafter indicated, the Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. All loans made by the bank to its executive officers and directors are made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     In accordance with applicable regulations, the Bank extends credit to its directors and executive officers pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank. Set forth below is certain information relating to loans in excess of $60,000 made to executive officers and directors which were outstanding at December 31, 2000.

                                                                 Balance as of
                          Date of Loan or        Original         December 31,
         Name               Modification          Amount              2000           Note Rate        Market Rate
----------------------    ---------------     ---------------   ----------------   --------------   ---------------
Stephen T. Kurtz              12/07/90            $125,000           $91,003           7.125%            7.625%
                              4/29/98              $50,000           $34,172           8.000%            9.500%
Ted R. Ostrander              06/28/91            $300,000          $266,817           6.375%            6.875%
                              07/05/94            $112,000           $90,890           7.250%            7.750%
James P. Logan                10/14/93            $160,000          $108,433           6.375%            6.875%
Paul K. Mueller               12/31/99            $100,000           $76,152           8.000%            8.500%
                              7/26/00              $24,000           $21,648           9.000%           10.500%

     H. D. Robuck,  Jr., a director of the Company is the owner and President of
H. D. Robuck, Jr., P.A., an attorney representing the Company. In 2000, the Company paid H.D. Robuck, Jr., P.A., legal fees aggregating $42,564. Ted R. Ostrander, Jr., a director of the Company, is the President of Lassiter-Ware, Inc., an insurance agency. In 2000, the Company paid $127,203 in insurance premiums through the agency to the insurance companies Mr. Ostrander represents as agent.

Report Of the Audit Committee

     The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of 3 directors, each of whom is independent under the Nasdaq's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                           Claron D. Wagner, Chairman
                                 James P. Logan
                              Ted R. Ostrander, Jr.

                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Company's financial statements as of December 31, 1999 and 2000 and for each of the years in the three-year period ended December 31, 2000 were audited by Hacker Johnson & Smith PA.

     The Company's Board of Directors has reappointed Hacker Johnson & Smith PA to continue as independent auditors for the Bank and the Company for the year ending December 31, 2001, subject to ratification of such appointment by the stockholders.

     A representative of Hacker Johnson & Smith PA will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed Proxy, if executed and returned, will be voted FOR ratification of the appointment of Hacker Johnson & Smith PA as the independent auditors of the Company.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  FOR  RATIFICATION  OF  THE
APPOINTMENT OF HACKER JOHNSON & SMITH PA AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Stockholder Proposals

     To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following fiscal year ending December 31, 2000, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 1, 2000. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters which may Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

                              INDEPENDENT AUDITORS

     The independent public accounting firm of Hacker Johnson & Smith PA has acted as the independent auditors of the Company and the Bank for 2000 and it is anticipated that the same firm will be selected to perform the same duties for 2001 for the Company and the Bank. A representative of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

Audit Fees

     Hacker Johnson & Smith PA billed the Company aggregate fees of $52,500 for professional services rendered for the audit of the Company's annual consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company's Form 10-Q for the year ended December 31, 2000.

Financial Information Systems Design and Implementation Fees

     Hacker Johnson & Smith PA did not provide any such services to the Company for the year ended December 31, 2000.

Audit Committee Determination

     The Audit Committee of the Board of Directors has considered and determined that the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

     A copy of the Form 10-K (without exhibits) for the year ended December 31, 2000, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to FFLC Bancorp, Inc., Ms. Sandra L. Rutschow, Secretary, P.O. Box 490420, Leesburg, Florida 34749-0420. The Form 10-K can also be accessed through the Bank's World-Wide Web Internet Site at "http://www.1stfederal.com".


                                           By Order of the Board of
                                           Directors

                                           /s/ Sandra L. Rutschow

                                           Sandra L. Rutschow
                                           Secretary



Leesburg, Florida
March 30, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                  Appendix A


                               FFLC BANCORP, INC.
                            CHARTER - AUDIT COMMITTEE

                                Mission Statement

     The committee's role is to assist the board of directors in overseeing all material aspects of financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements of FFLC Bancorp, Inc. (the "Company"). The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other audit committee advisors.

                                  Organization

     Committee Composition. The committee shall consist of at least three board members, all of whom shall be independent of management and the Company. Committee members shall have: (1) knowledge of the primary industries in which the Company operates; and (2) the ability to read and understand financial statements, including the balance sheet, income statement, statement of cash flows, and key performance indicators. At least one member of the committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

     Meetings. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

     External  Resources.  The committee  shall be authorized to access internal
and  external  resources,   as  the  committee   requires,   to  carry  out  its
responsibilities.

                           Roles and Responsibilities

Communication with the Board of Directors and Management

     o The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

     o The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

     o    The  committee,  through  the  committee  chairperson,   shall  report
          periodically, as deemed necessary, but at least semi-annually, to the full board.

     o The committee will review the Company's Conflict of Interest Policy, and shall report at least annually to the Board of Directors in regard to any instances of violations of such policy, and make recommendations to the board of remedies or other actions the committee feels are appropriate. In connection with the committee's review of the Policy, the committee may recommend revisions or modifications to the Policy from time to time, as necessary.

     o The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

Review of the Internal Audit

     o The internal audit function shall be responsible to the board of directors through the committee.

     o The committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

     o The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

     o If either the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

Review of the External Audit

     o The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

     o The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

     o The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

     o The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

     o The committee shall review and discuss with the external auditors, any important recommendations on financial reporting, internal controls and other matters, along with management's response thereto.

     o If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee.

Reporting to Stockholders

     o The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

     o The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

     o The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

     o The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61;
          (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by
          Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-K.

     o The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

     o The Company shall also disclose in its proxy statement the independence of the committee. To the extent that the board appoints a non-independent director to the committee, the Company will disclose the nature of the relationship of the non-independent director and the reasons for appointing the non-independent director to the committee in the next proxy statement.

Regulatory Examinations

     o The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

     o The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

     o The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                     *******

This Charter approved and adopted by Board of Directors, on May 18, 2000.

                                 REVOCABLE PROXY
                               FFLC BANCORP, INC.


  [X]    PLEASE MARK VOTES
         AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 2001
                                   2:00 p.m.

  The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of FFLC Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, on May 10, 2001, at 2:00 p.m., and at any and all adjournments thereof, as follows:


   1. The election as directors of all nominees listed (except as marked to the contrary below):

   Howard H. Hewitt, H. D. Robuck, Jr. and Stephen T. Kurtz


                                                         FOR ALL
                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.




   2. The approval of Hacker Johnson & Smith PA as the Company's independent auditors for the fiscal year ending December 31, 2001.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

   This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

  The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and of a Proxy Statement dated March 30, 2001, as well as a copy of FFLC Bancorp's 2000 Annual Report.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.

  Please be sure to sign and date this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                               FFLC BANCORP, INC.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Stockholder Assistance
Stockholders requiring a change of address, records or information about lost certificates or dividend checks should contact FFLC Bancorp's transfer agent:

                         Registrar and Transfer Company
                                10 Commerce Drive
                           Cranford, New Jersey 07016
                                  800-368-5948

HAS YOUR ADDRESS CHANGED?

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